                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                         NUVEEN REAL ESTATE INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 * JULY 2002 *


                                IMPORTANT NOTICE
                 TO NUVEEN REAL ESTATE INCOME FUND SHAREHOLDERS
Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issue to be voted on.

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?


A. Nuveen Institutional Advisory Corp. ("NIAC") serves as the investment adviser of the Nuveen Real Estate Income Fund (the "Fund"). NIAC has entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Security Capital Research & Management Incorporated (the "Sub-Adviser") through which the Sub-Adviser is retained to furnish investment advisory services to the Fund. Until May 14, 2002, the Sub-Adviser was an indirect wholly-owned subsidiary of Security Capital Group Incorporated ("Security Capital"). On May 14, 2002, Security Capital approved an Agreement and Plan of Merger (the "Merger Agreement") by and among Security Capital, General Electric Capital Corporation ("GE Capital") and EB Acquisition Corp., an indirect, wholly-owned subsidiary of GE Capital (the "Merger Sub"), pursuant to which the Merger Sub merged with and into Security Capital (the "Merger"), with Security Capital surviving the Merger as an indirect wholly-owned subsidiary of GE Capital.



As a result of the Merger, the Sub-Advisory Agreement has terminated. In order for the Sub-Adviser to continue to serve as sub-adviser of the Fund, the Fund's shareholders must approve a new agreement. The enclosed Proxy Statement gives you additional information on GE Capital and the proposed new sub-advisory agreement as well as certain other matters. The Board of Trustees of the Fund, including those who are not affiliated with NIAC or the Sub-Adviser, recommends that you vote FOR the approval of the new sub-advisory agreement for your Fund.


Q.  WHY IS A VOTE ON THE PROPOSED NEW SUB-ADVISORY AGREEMENT REQUIRED?


A. The Investment Company Act of 1940, which regulates investment companies in the United States such as the Fund, generally requires a shareholder vote to approve a new investment management or sub-advisory agreement whenever there is a "change in control" of a fund's investment adviser or sub-adviser. The sale of Security Capital to GE Capital resulted in such a change in control. As a result, shareholder approval of a new sub-advisory agreement is necessary to permit the Sub-Adviser to continue to serve the Fund.


Q.  WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW SUB-ADVISORY
AGREEMENT?


A. The Sub-Advisory Agreement has terminated. As a result, the Fund's Board of Trustees has entered into an interim sub-advisory agreement with the Sub-Adviser that allows the Sub-Adviser to continue to serve the Fund for a limited period of time until a new sub-advisory agreement is approved. If the new sub-advisory agreement is not approved, the Fund's Board will take such actions as it deems to be in the best interests of the Fund. This is discussed in more detail in the Proxy Statement.


Q.  HOW WILL THE MERGER WITH GE CAPITAL AFFECT ME AS A FUND SHAREHOLDER?

A. Your investment in the Fund will not change as a result of the Merger. You will still own the same shares in the Fund, and the value of your investment will not change as a result of the Merger. The new sub-advisory agreement will still be with the Sub-Adviser and the terms of the new sub-advisory agreement are substantially identical to the terms of the original Sub-Advisory Agreement.

Q. WILL THE INVESTMENT MANAGEMENT AND SUB-ADVISORY FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT?

A. Yes, the investment management and sub-advisory fee rates paid by the Fund will remain the same.


Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT?



A. No, neither you nor the Fund will bear any costs associated with the approval of the new sub-advisory agreement. The Sub-Adviser has agreed to bear these costs.


Q. HOW DO THE TRUSTEES OF THE FUND SUGGEST THAT I VOTE IN CONNECTION WITH THE NEW SUB-ADVISORY AGREEMENT?

A. After careful consideration, the Board of Trustees of the Fund recommends that you vote "FOR" the approval of the new sub-advisory agreement.

Q.  WILL MY VOTE MAKE A DIFFERENCE?


A. Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund.


Q.  WHO DO I CALL IF I HAVE QUESTIONS?


A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call NIAC at (800) 257-8787 weekdays during its business hours from 7:00 a.m. to 7:00 p.m. Central time or call your financial advisor.


Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll-free number on the proxy card or by computer over the Internet (www.proxyvote.com) and using the control number on the proxy card.

Q.  WILL ANYONE CONTACT ME?


A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

NOTICE OF SPECIAL MEETING                                    333 West Wacker Drive
OF SHAREHOLDERS - JULY 24, 2002                              Chicago, Illinois 60606
                                                             (800) 257-8787


NUVEEN REAL ESTATE INCOME FUND


JULY 5, 2002


TO THE COMMON AND PREFERRED SHAREHOLDERS OF THE NUVEEN REAL ESTATE INCOME FUND:

Notice is hereby given that the Special Meeting of holders of Common Shares and Taxable Auctioned Preferred Shares, Series M, T, W and F (FundPreferred(TM) shares) (collectively, the "Shareholders") of the Nuveen Real Estate Income Fund (the "Fund"), a Massachusetts business trust, will be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, July 24, 2002, at 10:30 a.m., Chicago time, for the following purpose:


    1. To approve or disapprove a new sub-advisory agreement between Security Capital Research & Management Incorporated (the "Sub-Adviser") and Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's investment adviser, on behalf of the Fund.


    2. To transact such other business as may properly come before the Special Meeting.

Shareholders of record of the Fund at the close of business on May 28, 2002 are entitled to notice of and to vote at the Fund's Special Meeting.

YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman,
Vice President and Secretary

PROXY STATEMENT                                              333 West Wacker Drive
JULY 5, 2002                                                 Chicago, Illinois 60606
                                                             (800) 257-8787


NUVEEN REAL ESTATE INCOME FUND

GENERAL INFORMATION


THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF TRUSTEES OF THE NUVEEN REAL ESTATE INCOME FUND (THE "FUND") OF PROXIES TO BE VOTED AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON JULY 24, 2002 (THE "SPECIAL MEETING"), AND AT ANY AND ALL ADJOURNMENTS THEREOF. This Proxy Statement is first being mailed to shareholders of the Fund on or about July 5, 2002.



On the matter coming before the Special Meeting as to which a choice has been specified by the shareholders of the Fund on a properly executed proxy, the shares will be voted accordingly. If no choice is so specified on a properly executed proxy, the shares of the Fund will be voted FOR the approval of the new sub-advisory agreement, as listed in this Proxy Statement. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.


A quorum of shareholders is required to take action at the Special Meeting. A majority of the shares entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter) as present for purposes of determining a quorum.


For purposes of determining the approval of the matter submitted to the shareholders for a vote, abstentions and broker non-votes will be treated as shares voted against the proposal. The details of the proposal to be voted on by the shareholders of the Fund and the vote required for approval of the proposal are set forth below.

Those persons who were shareholders of record at the close of business on May 28, 2002 will be entitled to one vote for each share held. As of May 28, 2002, shares of the Fund were issued, outstanding and eligible to vote as follows:

-----------------------------------------------------------
                                  COMMON     FUNDPREFERRED
             FUND               SHARES(1)        SHARES
-----------------------------------------------------------
Nuveen Real Estate Income Fund  28,107,482   1,720 Series M
                                             1,720 Series T
                                             1,720 Series W
                                             1,720 Series F

--------------------------------------------------------------------------------
(1) Common shares of the Fund are listed on The American Stock Exchange under the symbol "JRS".

As of May 28, 2002, the Trustees and executive officers of the Fund individually and as a group beneficially owned less then 1% of any class of the outstanding shares of the Fund. The Trustees and officers of the Fund are provided in Exhibit A. The number of shares owned by Trustees and executive officers of the Fund is also set forth in Exhibit A.

As of May 28, 2002, no shareholders were known to own beneficially 5% or more of any class of the Fund's shares.

The following table indicates which shareholders are solicited with respect to the proposal considered at the Special Meeting:

------------------------------------------------------------------
                                            COMMON   FUNDPREFERRED
                 PROPOSAL                   SHARES      SHARES
------------------------------------------------------------------
1. To approve a new sub-advisory agreement
   for the Fund                               X            X

PROPOSAL 1 -- APPROVAL OR DISAPPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

Background. Nuveen Institutional Advisory Corp ("NIAC") is the Fund's investment adviser. NIAC had entered into an Investment Sub-Advisory Agreement dated October 3, 2001 (the "Original Sub-Advisory Agreement") with Security Capital Research & Management Incorporated (the "Sub-Adviser") through which the Sub-Adviser was retained to furnish investment advisory services to the Fund. Until May 14, 2002, the Sub-Adviser was an indirect wholly-owned subsidiary of Security Capital Group Incorporated ("Security Capital").


The Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), provided for its automatic termination in the event of its assignment. Any change in control of the Sub-Adviser is deemed to be an assignment. On May 14, 2002, the shareholders of Security Capital approved an Agreement and Plan of Merger (the "Merger Agreement") by and among Security Capital, General Electric Capital Corporation ("GE Capital") and EB Acquisition Corp., an indirect, wholly-owned subsidiary of GE Capital (the "Merger Sub"), pursuant to which the Merger Sub merged with and into Security Capital (the "Merger"), with Security Capital surviving the Merger as an indirect wholly-owned subsidiary of GE Capital. All of the outstanding common stock of GE Capital is owned by General Electric Capital Services, Inc. ("GECS").



Through the Merger, the Sub-Adviser became a wholly-owned subsidiary of GECIA Holdings, Inc. ("GECIA"), which in turn is wholly-owned by GECS. All of the outstanding common stock of GECS is owned directly or indirectly by General Electric Company ("GE"). The business address of GECS is 260 Long Ridge Road, Stamford, Connecticut 06927. The business address of GECIA is 292 Long Ridge Road, Stamford, Connecticut 06927. The business address of GE is 3135 Easton Turnpike, Fairfield, Connecticut 06431. The business of GECS consists of ownership of two principal subsidiaries, GE Capital and GE Global Insurance Holding Corporation, which together with their affiliates, constitute GE's principal financial services businesses. GE is a diversified services, technology and manufacturing company with operations worldwide.


The consummation of the Merger caused the Sub-Adviser to undergo a change in control and caused the automatic termination of the Original Sub-Advisory Agreement as required by the 1940 Act.

On February 20, 2002, the Board of Trustees of the Fund approved the Fund's entering into a new sub-advisory agreement with the Sub-Adviser (the "New Sub-Advisory Agreement") with respect to the Fund, subject to the consummation of the Merger and Shareholder approval. The New Sub-Advisory Agreement is substantially identical to the Original Sub-Advisory Agreement. The 1940 Act requires that the New Sub-Advisory Agreement be approved by the Fund's Shareholders in order for it to become effective. As more fully explained below, a majority of the Trustees of the Fund, including a majority of the Trustees who are not parties to the Fund's advisory agreement with NIAC, the Original Sub-Advisory Agreement or the New Sub-Advisory Agreement, or who are not interested persons of the Fund, NIAC or the Sub-Adviser (the "Independent Trustees"), recommends that the Shareholders of the Fund approve the New Sub-Advisory Agreement between the Sub-Adviser and NIAC. The Sub-Adviser does not anticipate that the Merger will have any adverse effect on the performance of its obligations under the New Sub-Advisory Agreement. If Shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will become effective on or about the date of the Shareholder's Meeting.


Approval of New Sub-Advisory Agreement. The Board met in person for the purpose of considering whether it would be in the best interests of the Fund and its Shareholders to approve the New Sub-Advisory Agreement between the Sub-Adviser and NIAC. At its meeting and for reasons discussed below (see "The Board's Considerations"), the Board, including the Independent Trustees, by a majority vote (two Trustees abstained from voting on this matter due to their ownership of securities of GE Capital's parent company which they subsequently sold), approved the New Sub-Advisory Agreement and recommended its approval by Shareholders, in order to assure continuity of investment advisory services to the Fund after the Merger. The New Sub-Advisory Agreement is substantially identical to the form attached hereto as Exhibit B.



The terms of the New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by NIAC thereunder, are identical, in all material respects, to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fees payable by NIAC to the Sub-Adviser, nor is there a change in fees paid by the Fund to NIAC under its investment management agreement with NIAC. Certain of the terms of the Original

Sub-Advisory Agreement are described below. If approved by Shareholders, the New Sub-Advisory Agreement will expire on August 1, 2003. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. In the event that the Shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement (as described below) will remain in effect until expiration or termination and the Board will take such action as it deems to be in the best interests of the Fund and its Shareholders.

The Original Sub-Advisory Agreement. The Original Sub-Advisory Agreement provided that, subject always to the supervision of Fund's Board of Trustees and NIAC, the Sub-Adviser would furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund, all on behalf of the Fund. In the performance of its duties, the Sub-Adviser was required to satisfy its fiduciary duties to the Fund, monitor the Fund's investments, and comply with the provisions of Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Adviser was also required to report to the Board of Trustees and to NIAC with respect to the implementation of such program, prepare necessary books and records and make persons available to communicate with the Board of Trustees and NIAC. In addition, the Sub-Adviser was authorized to select the brokers or dealers that executed the purchases and sales of portfolio securities for the Fund.

Expenses Paid by the Sub-Adviser. The Original Sub-Advisory Agreement also provided that the Sub-Adviser would pay all expenses incurred by it in connection with its activities under the Original Sub-Advisory Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Fund.

Compensation. Pursuant to the investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee, payable on a monthly basis, for the services and facilities provided by NIAC according to the following schedule:


-----------------------------------------------------------
AVERAGE DAILY MANAGED ASSETS(1)              MANAGEMENT FEE
-----------------------------------------------------------
Up to $500 million                               .9000%
$500 million to $1 billion                       .8750%
$1 billion to $1.5 billion                       .8500%
$1.5 billion to $2 billion                       .8250%
$2 billion and over                              .8000%
-----------------------------------------------------------


(1) Net assets including assets attributable to FundPreferred shares and the principal amount of borrowings.

The Original Sub-Advisory Agreement provided that the Sub-Adviser would receive from NIAC a percent of the management fee (net of the reimbursements described below) that accrued daily and was paid monthly according to the following schedule:


-----------------------------------------------------------
                                             PERCENTAGE OF
DAILY NET ASSETS                             MANAGEMENT FEE
-----------------------------------------------------------
Up to $125 million                               50.0%
$125 million to $150 million                     47.5%
$150 million to $175 million                     45.0%
$175 million to $200 million                     42.5%
$200 million and over                            40.0%
-----------------------------------------------------------


For the first ten years of the Fund's operation, NIAC has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below. NIAC has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 31, 2011.

------------------------------------------------------------------
                                         AMOUNT REIMBURSED
YEAR ENDING                             (AS A PERCENTAGE OF
NOVEMBER 30                       AVERAGE DAILY MANAGED ASSETS)(2)
------------------------------------------------------------------
2001(3)                                         0.30%
2002                                            0.30%
2003                                            0.30%
2004                                            0.30%
2005                                            0.30%
2006                                            0.30%
2007                                            0.25%
2008                                            0.20%
2009                                            0.15%
2010                                            0.10%
2011                                            0.05%
------------------------------------------------------------------

(2) Net assets including assets attributable to FundPreferred shares and the principal amount of borrowings.

(3) From the commencement of operations.

From the Fund's inception on November 15, 2001 through March 31, 2002, NIAC received $1,129,448 in advisory fees (net of reimbursements) and the Sub-Adviser received $488,355 in sub-advisory fees.

Limitation on Liability. The Original Sub-Advisory Agreement also provided that NIAC would not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser's duties under the Original Sub-Advisory Agreement, except for a loss resulting from the Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Original Sub-Advisory Agreement.

Termination. The Original Sub-Advisory Agreement provided that it may be terminated at any time without the payment of any penalty by NIAC on sixty (60) days' written notice to the Sub-Adviser. The Original Sub-Advisory Agreement may also have been terminated by the Sub-Adviser as of July 31 of any year after 2003 without payment of any penalty upon sixty (60) days' prior written notice to NIAC. In addition, the Original Sub-Advisory Agreement may have been terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on sixty (60) days' written notice to the Sub-Adviser by the Fund.


The Original Sub-Advisory Agreement may also have been terminated with respect to the Fund at any time without the payment of any penalty, by NIAC, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) in the event that it was established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser had taken any action which resulted in a breach of the covenants of the Sub-Adviser set forth in the Original Sub-Advisory Agreement. The Original Sub-Advisory Agreement was executed on October 3, 2001.



Interim Sub-Advisory Agreement. To provide sub-advisory services to the Fund prior to Shareholder approval of the New Sub-Advisory Agreement, on February 20, 2002 at a meeting held in person, the Board of Trustees, including the Independent Trustees, by a majority vote (two Trustees abstained from voting on the matter due to their ownership of securities of the parent company of GE Capital), approved NIAC's entering into an interim sub-advisory agreement with the Sub-Adviser (the "Interim Sub-Advisory Agreement") on behalf of the Fund. The Interim Sub-Advisory Agreement was effective on the date of the Merger. Pursuant to Rule 15a-4 under the 1940 Act, the Board of Trustees, including the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement. The Interim Sub-Advisory Agreement contains substantially the same terms and conditions as the Original Sub-Advisory Agreement, including the fee to be received by the Sub-Adviser, but includes special provisions required by Rule 15a-4, including:


- a maximum term of 150 days;

- a provision that the Board or holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) may terminate the agreement at any time without penalty on not more than 10 days' written notice; and

- a provision that the compensation earned by the Sub-Adviser under the agreement would be held in an interest-bearing escrow account until Shareholder approval of the New Sub-Advisory Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to the Sub-Adviser.


If the Fund has not received the requisite Shareholder approval for the New Sub-Advisory Agreement within 150 days after the Merger, sub-advisory fees (less reasonable expenses and interest) will be returned to the Fund and the Board will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.


The Board's Considerations. In determining whether to approve the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, the Board evaluated the implications of the

Merger for the Sub-Adviser and its ability to continue to provide services to the Fund of substantially the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the Merger on the Sub-Adviser's personnel, facilities and financial capabilities. The Board received assurances in this regard from representatives of Security Capital that there were no current plans to make any material personnel changes affecting the management or administration of the Fund. They also received assurances from Security Capital and the Sub-Adviser that the Merger would not adversely affect the Sub-Adviser's ability to fulfill its obligations to the Fund or to operate its business in a manner consistent with past practices.


The Board further considered: (i) the quality of the operations and services which have been provided to the Fund by the Sub-Adviser and which are expected to continue to be provided after the Merger, with no change in fee rates, (ii) the overall experience and reputation of the Sub-Adviser in providing such services to investment companies, and the likelihood of its continued financial stability, (iii) the reputation and capitalization of GE and its affiliates, and
(iv) the benefits of continuity in the services to be provided under the New Sub-Advisory Agreement. Based upon its review, the Board has determined that continuity and efficiency of portfolio management services after the Merger can best be assured by approving the New Sub-Advisory Agreement. The Board believes that the New Sub-Advisory Agreement will enable the Fund to continue to obtain investment advisory services of high quality at costs which it deems appropriate and reasonable under the circumstances, and that approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its Shareholders. Accordingly, the Board recommended approval of the New Sub-Advisory Agreement and its submission to the Shareholders for their approval.

Furthermore, the Board recognized that NIAC and the Sub-Adviser have each assured the Trustees that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or sub-adviser to an investment company or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser or sub-adviser to an investment company as long as two conditions are satisfied.

First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser or sub-adviser (or predecessor or successor adviser or sub-adviser), or any "interested person" (as defined in the 1940 Act) (an "Interested Person") of any such adviser or sub-adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that neither the Sub-Adviser nor Security Capital is aware of any circumstances arising from the Merger that might result in an unfair burden being imposed on the Fund.

Second, for a period of three years after the change in control, at least 75% of the board members of the investment company must be persons who are not Interested Persons of the predecessor or successor investment adviser or sub-adviser.

The Sub-Adviser has undertaken to pay the costs of preparing and distributing proxy materials to the Fund's shareholders, as well as other fees and expenses in connection with the Merger, including the fees and expenses of legal counsel and consultants to the Fund and the Trustees relating to their review of the Merger.

To maintain their status as Independent Trustees of the Fund, two Trustees of the Fund, Messrs. Bennett and Leafstrand, sold securities of the parent of GE Capital which they had acquired prior to the announcement of the Merger. Messrs. Bennett and Leafstrand abstained from all votes relating to the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

Information About the Sub-Adviser. The principal executive officers and directors of the Sub-Adviser and their principal occupations are respectively as follows: Anthony R. Manno Jr., President, Director and Managing Director; Kenneth D. Statz, Managing Director; Kevin W. Bedell, Senior Vice President; David E. Rosenbaum, Senior Vice President; and Jeffrey C. Nellessen, Vice President, Secretary, Treasurer and Controller. The business address of the Sub-Adviser and each of the foregoing individuals is 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603.


Shareholder Approval. To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the common and FundPreferred shareholders voting together as a single class. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement were approved by the Board of Trustees of the Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of Trustees also determined to submit the New Sub-Advisory Agreement for consideration by the Shareholders of the Fund.


The Board recommends that Shareholders of the Fund vote FOR approval of the New Sub-Advisory Agreement for the Fund.

INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER


NIAC, located at 333 West Wacker Drive, Chicago, Illinois, serves as the investment adviser for the Fund. The principal executive officer of NIAC is Timothy R. Schwertfeger, who also serves as Chairman of the Board of Directors of NIAC. John P. Amboian serves as President and Director of NIAC. The business address of NIAC and such persons is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC is a wholly owned subsidiary of JNC, which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen Investments, a wholly owned subsidiary of JNC, acted as co-managing underwriter in the initial public offering of the common shares of the Fund and FundPreferred shares. Nuveen Investments is located at 333 West Wacker Drive, Chicago, Illinois 60606.

SHAREHOLDER PROPOSALS


To be considered for presentation at the Annual Meeting of shareholders of the Fund, expected to be held on February 5, 2003, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than August 23, 2002. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside the process of Rule 14a-8 must submit such written notice not later than November 5, 2002. Timely submission of a proposal does not mean that such proposal will be included.


EXPENSES OF PROXY SOLICITATION


The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement, and all other costs in connection with the solicitation of proxies will be paid by the Sub-Adviser. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of Nuveen Investments or NIAC, or by dealers and their representatives. The Fund has engaged D. F. King to assist in the solicitation of proxies of an estimated cost of $2,500 plus reasonable expenses that will be paid by the Sub-Adviser.


ANNUAL REPORT DELIVERY


Annual reports will be sent following the Fund's fiscal year to shareholders then of record. The Fund's fiscal year end is October 31. The Fund will furnish, without charge, a copy of its annual and semi-annual reports to shareholders upon request once they are available. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.



Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or Proxy Statement, or, for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.


INTEREST OF CERTAIN PERSONS


The Sub-Adviser and certain of its directors, officers, and employees, including the Fund's portfolio managers, may be deemed to have an interest in the proposal described in this Proxy Statement to the extent that failure to approve it may affect its and their compensation. Such company and persons may thus be deemed to derive benefits from the approval by Shareholders of this proposal.


GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at the Fund's Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Shareholders do not have dissenters' or appraisal rights with respect to any manner to be acted upon at the Special Meeting.


A list of shareholders entitled to be present and to vote at the Fund's Special Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.


Failure of a quorum to be present at the Fund's Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund's By-laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.


IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO VOTE YOUR SHARES PROMPTLY.

Gifford R. Zimmerman
Vice President and Secretary

                                   EXHIBIT A

TRUSTEES OF THE FUND

The following table sets forth information with respect to each Trustee of the Fund, such as the positions held with the Fund, the term of office and length of time served, the principal occupation of each Trustee during the past five years, the number of portfolios in the Nuveen Fund complex overseen by each Trustee, and other directorships held by each Trustee.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                            POSITION(S)       TERM OF OFFICE                                                   FUND COMPLEX
    NAME, ADDRESS AND          HELD           AND LENGTH OF                 PRINCIPAL OCCUPATION(S)              OVERSEEN
      DATE OF BIRTH          WITH FUND         TIME SERVED                    DURING PAST 5 YEARS               BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Trustees who are not
interested persons of the
Fund
James E. Bacon             Trustee        - Term - Until next     Treasurer, Cathedral of St. John the Divine        18
333 West Wacker Drive                       annual meeting in     (New York City) 1997-present; formerly,
Chicago, IL 60606                           2003                  Director of Lone Star Industries, Inc.
(2/27/31)                                 - Length of Service -   (1992-1999); previously, Director and
                                           Since Inception        Executive Vice President of U.S. Trust
                                                                  Corporation and Trustee of United States
                                                                  Trust Company of New York.

William E. Bennett         Trustee        - Term - Until next     Private Investor; previously President and         18
333 West Wacker Drive                       annual meeting in     C.E.O., Draper & Kramer, Inc. (a private
Chicago, IL 60606                           2003                  company that handles mortgage banking, real
(10/16/46)                                - Length of Service -   estate development, pension advising and
                                           Since Inception        real estate management) (1995-1998).

Jack B. Evans              Trustee        - Term - Until next     President, The Hall-Perrine Foundation (a          18
333 West Wacker Drive                       annual meeting in     private philanthropic corporation);
Chicago, IL 60606                           2003                  Director, Alliant Energy; Director and Vice
(10/22/48)                                - Length of Service -   Chairman United Fire & Casualty Company;
                                           Since Inception        Director, Federal Reserve Bank of Chicago;
                                                                  previously President and Chief Operating
                                                                  Officer, SCI Financial Group, Inc. (a
                                                                  regional financial services firm).

-------------------------  ------------
                              OTHER
                            DIRECTOR-
                              SHIPS
    NAME, ADDRESS AND        HELD BY
      DATE OF BIRTH          TRUSTEE
-------------------------  ------------
Trustees who are not
interested persons of the
Fund
James E. Bacon                      N/A
333 West Wacker Drive
Chicago, IL 60606
(2/27/31)

William E. Bennett                  N/A
333 West Wacker Drive
Chicago, IL 60606
(10/16/46)

Jack B. Evans                       See
333 West Wacker Drive         Principal
Chicago, IL 60606            Occupation
(10/22/48)                 description.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                            POSITION(S)       TERM OF OFFICE                                                   FUND COMPLEX
    NAME, ADDRESS AND          HELD           AND LENGTH OF                 PRINCIPAL OCCUPATION(S)              OVERSEEN
      DATE OF BIRTH          WITH FUND         TIME SERVED                    DURING PAST 5 YEARS               BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
William L. Kissick         Trustee        - Term - Until next     Emeritus Professor, School of Medicine and         18
333 West Wacker Drive                       annual meeting in     the Wharton School of Management and former
Chicago, IL 60606                           2003                  Chairman, Leonard Davis Institute of Health
(7/29/32)                                 - Length of Service -   Economics, University of Pennsylvania;
                                          Since Inception         Adjunct Professor, Health Policy and
                                                                  Management, Yale University.
Thomas E. Leafstrand(1)    Trustee        - Term - Until next     Retired; previously, Vice President in             18
333 West Wacker Drive                       annual meeting in     charge of Municipal Underwriting, Trading,
Chicago, IL 60606                           2003                  and Dealer Sales at The Northern Trust
(11/11/31)                                - Length of Service -   Company.
                                           Since Inception
Sheila W. Wellington       Trustee        - Term - Until next     President of Catalyst (a not-for-profit            18
333 West Wacker Drive                       annual meeting in     organization focusing on women's leadership
Chicago, IL 60606                           2003                  development in business and the
(2/24/32)                                 - Length of Service -   professions).
                                           Since Inception

-------------------------  ------------
                              OTHER
                            DIRECTOR-
                              SHIPS
    NAME, ADDRESS AND        HELD BY
      DATE OF BIRTH          TRUSTEE
-------------------------  ------------
William L. Kissick                  N/A
333 West Wacker Drive
Chicago, IL 60606
(7/29/32)
Thomas E. Leafstrand(1)             N/A
333 West Wacker Drive
Chicago, IL 60606
(11/11/31)
Sheila W. Wellington                N/A
333 West Wacker Drive
Chicago, IL 60606
(2/24/32)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                            POSITION(S)       TERM OF OFFICE                                                   FUND COMPLEX
    NAME, ADDRESS AND          HELD           AND LENGTH OF                 PRINCIPAL OCCUPATION(S)              OVERSEEN
      DATE OF BIRTH          WITH FUND         TIME SERVED                    DURING PAST 5 YEARS               BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Trustee who is an
interested person of the
Fund
*Timothy R. Schwertfeger   Chairman,      - Term - Until next     Chairman (since May 1999), President and          130
333 West Wacker Drive      President and    annual meeting in     Trustee of the funds advised by Nuveen
Chicago, IL 60606          Trustee          2003                  Institutional Advisory Corp. (since July
(3/28/49)                                 - Length of Service -   1996) and the funds advised by Nuveen
                                           Since Inception        Senior Loan Asset Management Inc. (since
                                                                  1999); Chairman (since July 1996) and
                                                                  Director of The John Nuveen Company, Nuveen
                                                                  Investments, Nuveen Advisory Corp., Nuveen
                                                                  Institutional Advisory Corp. and the funds
                                                                  advised by Nuveen Advisory Corp.; Chairman
                                                                  and Director (since January 1997) of Nuveen
                                                                  Asset Management, Inc.; Chairman and
                                                                  Director of Rittenhouse Financial Services,
                                                                  Inc. (since March 1999); Chief Executive
                                                                  Officer and Director of Nuveen Senior Loan
                                                                  Asset Management Inc. (since September
                                                                  1999).
----------------------------------------------------------------------------------------------------------------------------

-------------------------  ------------
                              OTHER
                            DIRECTOR-
                              SHIPS
    NAME, ADDRESS AND        HELD BY
      DATE OF BIRTH          TRUSTEE
-------------------------  ------------
Trustee who is an
interested person of the
Fund
*Timothy R. Schwertfeger            See
333 West Wacker Drive         Principal
Chicago, IL 60606            Occupation
(3/28/49)                  description.
-------------------------


* "Interested Person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, NIAC.


(1) As of February 28, 2002, the only Trustee or executive officer of the Fund who owned shares of the Fund was Mr. Leafstrand who owned 500 common shares of the Fund.



In addition to the Fund, the Trustees are also Trustees of two funds managed by Nuveen Senior Loan Asset Management, Inc. ("NSLAM") and 9 open-end funds and 6 closed-end funds advised by NIAC. In addition, Mr. Schwertfeger is a director of 82 closed-end funds and 30 open-end funds advised by Nuveen Advisory Corp. ("NAC").

THE FUND'S OFFICERS


The following table sets forth information with respect to each officer of the Fund, other than Mr. Schwertfeger who is a Trustee and is included in the table relating to the Board of Trustees. Officers of the Fund receive no compensation from the Fund. The term of office of all officers will expire in July 2002. The Board will consider the election of officers in July 2002.


--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                   WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President       - Term - Until July 2002   Vice President (since January 2002), formerly
333 West Wacker Drive,                          - Length of Service -      Assistant Vice President (since March 2000),
Chicago, IL 60606                                Since 2002                previously, Associate of Nuveen Investments.
(2/3/66)
Peter H. D'Arrigo          Vice President and   - Term - Until July 2002   Vice President of Nuveen Investments (since
333 West Wacker Drive,     Treasurer            - Length of Service -      January 1999); prior thereto, Assistant Vice
Chicago, IL 60606                                Since Inception           President from January 1997 to January 1999;
(11/28/67)                                                                 formerly, Associate of Nuveen Investments; Vice
                                                                           President and Treasurer of Nuveen Senior Loan
                                                                           Asset Management Inc. (since September 1999);
                                                                           Chartered Financial Analyst.
Susan M. DeSanto           Vice President       - Term - Until July 2002   Vice President of the NAC and NIAC advised
333 West Wacker Drive,                          - Length of Service -      funds since August 2001; previously, Vice
Chicago, IL 60606                                Since Inception           President of Van Kampen Investment Advisory
(9/8/54)                                                                   Corp. (since 1998); prior thereto Assistant
                                                                           Vice President of Van Kampen Investment
                                                                           Advisory Corp. (since 1994).

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
DATE OF BIRTH                 OFFICER
-------------------------  -------------
Michael T. Atkinson            130
333 West Wacker Drive,
Chicago, IL 60606
(2/3/66)
Peter H. D'Arrigo              130
333 West Wacker Drive,
Chicago, IL 60606
(11/28/67)
Susan M. DeSanto               130
333 West Wacker Drive,
Chicago, IL 60606
(9/8/54)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                   WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger         Vice President and   - Term - Until July 2002   Vice President (since January 2002) and
333 West Wacker Drive,     Assistant Secretary  - Length of Service -      Assistant General Counsel (since 1998),
Chicago, IL 60606                               Since Inception            formerly Assistant Vice President (since May
(9/24/64)                                                                  1998) of Nuveen Investments; Vice President and
                                                                           Assistant Secretary (since May 2002), formerly
                                                                           Assistant Vice President (since 1998) of Nuveen
                                                                           Advisory Corp. and Nuveen Institutional
                                                                           Advisory Corp; prior thereto, Associate at the
                                                                           law firm D'Ancona Partners LLC.
Lorna C. Ferguson          Vice President       - Term - Until July 2002   Vice President of Nuveen Investments (since
333 West Wacker Drive,                          - Length of Service -      January 1998); Vice President of Nuveen
Chicago, IL 60606                                Since Inception           Advisory Corp. and Nuveen Institutional
(10/24/45)                                                                 Advisory Corp.
William M. Fitzgerald      Vice President       - Term - Until July 2002   Managing Director (since 2001) and Vice
333 West Wacker Drive,                          - Length of Service -      President (since 1995) of Nuveen Advisory Corp.
Chicago, IL 60606                                Since Inception           and Nuveen Institutional Advisory Corp.;
(3/2/64)                                                                   Chartered Financial Analyst.
Stephen D. Foy             Vice President and   - Term - Until July 2002   Vice President of Nuveen Investments and (since
333 West Wacker Drive,     Controller           - Length of Service -      May 1998) The John Nuveen Company; Certified
Chicago, IL 60606                                Since Inception           Public Accountant.
(5/31/54)
David J. Lamb              Vice President       - Term - Until July 2002   Vice President of Nuveen Investments (since
333 West Wacker Drive,                          - Length of Service -      March 2000), prior thereto, Assistant Vice
Chicago, IL 60606                                Since Inception           President (since January 1999), formerly
(3/22/63)                                                                  Associate of Nuveen Investments; Certified
                                                                           Public Accountant.
Tina M. Lazar              Vice President       - Term - Until July 2002   Vice President of Nuveen Investments (since
333 West Wacker Drive,                          - Length of Service -      1999), prior thereto, Assistant Vice President
Chicago, IL 60606                                Since 2002                (since 1993).
(8/27/61)

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
DATE OF BIRTH                 OFFICER
-------------------------  -------------
Jessica R. Droeger             130
333 West Wacker Drive,
Chicago, IL 60606
(9/24/64)
Lorna C. Ferguson              130
333 West Wacker Drive,
Chicago, IL 60606
(10/24/45)
William M. Fitzgerald          130
333 West Wacker Drive,
Chicago, IL 60606
(3/2/64)
Stephen D. Foy                 130
333 West Wacker Drive,
Chicago, IL 60606
(5/31/54)
David J. Lamb                  130
333 West Wacker Drive,
Chicago, IL 60606
(3/22/63)
Tina M. Lazar                  130
333 West Wacker Drive,
Chicago, IL 60606
(8/27/61)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                   WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Larry W. Martin            Vice President and   - Term - Until July 2002   Vice President, Assistant Secretary and
333 West Wacker Drive,     Assistant Secretary  - Length of Service -      Assistant General Counsel of Nuveen
Chicago, IL 60606                               Since Inception            Investments; Vice President and Assistant
(7/27/51)                                                                  Secretary of Nuveen Advisory Corp., Nuveen
                                                                           Institutional Advisory Corp. and Nuveen Senior
                                                                           Loan Asset Management Inc. (since September
                                                                           1999); Assistant Secretary of The John Nuveen
                                                                           Company; Assistant Secretary of Nuveen Asset
                                                                           Management (since January 1997).
Edward F. Neild, IV        Vice President       - Term - Until July 2002   Managing Director (since 2002), formerly, Vice
333 West Wacker Drive,                          - Length of Service -      President (since September 1996) of Nuveen
Chicago, IL 60606                                Since Inception           Institutional Advisory Corp. and Nuveen
(7/7/65)                                                                   Advisory Corp.; Chartered Financial Analyst.
Gifford R. Zimmerman       Vice President and   - Term-Until July 2002     Managing Director (since 2002), Assistant
333 West Wacker Drive,     Secretary            - Length of Service -      Secretary and Associate General Counsel,
Chicago, IL 60606                                Since Inception           formerly, Vice President, of Nuveen
(9/9/56)                                                                   Investments; Managing Director (since 2002),
                                                                           General Counsel and Assistant Secretary,
                                                                           formerly, Vice President, of Nuveen Advisory
                                                                           Corp. and Nuveen Institutional Advisory Corp.;
                                                                           Managing Director (since 2002) and Assistant
                                                                           Secretary, formerly, Vice President of Nuveen
                                                                           Senior Loan Asset Management Inc. (since
                                                                           September 1999); Managing Director and
                                                                           Assistant Secretary of Nuveen Asset Management
                                                                           Inc.; Assistant Secretary of The John Nuveen
                                                                           Company; Chartered Financial Analyst.
--------------------------------------------------------------------------------------------------------------------------

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
DATE OF BIRTH                 OFFICER
-------------------------  -------------
Larry W. Martin                130
333 West Wacker Drive,
Chicago, IL 60606
(7/27/51)
Edward F. Neild, IV            130
333 West Wacker Drive,
Chicago, IL 60606
(7/7/65)
Gifford R. Zimmerman           130
333 West Wacker Drive,
Chicago, IL 60606
(9/9/56)
-------------------------

                                                                       EXHIBIT B


                       FORM OF NEW SUB-ADVISORY AGREEMENT



                       INVESTMENT SUB-ADVISORY AGREEMENT



AGREEMENT MADE THIS      day of           , 2002 by and between Nuveen
Institutional Advisory Corp., a Delaware corporation and a registered investment adviser ("Manager"), and Security Capital Research & Management Incorporated, a Delaware corporation and a registered investment adviser ("Sub-Adviser").



WHEREAS, Manager serves as the investment manager for the Nuveen Real Estate Income Fund (the "Fund"), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement"); and



WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;



NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:



1. Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.



2. Services to be Performed. Subject always to the supervision of Fund's Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Manager will provide Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.



Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act;



Sub-Adviser further agrees that it:



(a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;



(b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;



(c) will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager; and



(d) will prepare such books and records with respect to the Fund's securities transactions as requested by the Manager and will furnish Manager and Fund's Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.



3. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Fund.



4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to the portion specified below of the investment management fee payable by the Fund to the Manager based on average daily net assets which includes net assets attributable to Fund Preferred Shares and the principal amount of borrowings pursuant to the Management Agreement, as the net amount of such fee is reduced by the obligation of Manager to reimburse certain fees and expenses to the

Fund pursuant to an Expense Reimbursement Agreement dated October 3, 2001 by and between the Fund and the Manager, as such agreement may be modified from time to time:



-------------------------------------------------------------
                                            PERCENTAGE OF NET
DAILY NET ASSETS                             MANAGEMENT FEE
-------------------------------------------------------------
Up to $125 million                                50.0%
$125 million to $150 million                      47.5%
$150 million to $175 million                      45.0%
$175 million to $200 million                      42.5%
$200 million and over                             40.0%
-------------------------------------------------------------



The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Fund's Board of Trustees, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.



For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.



5. Services to Others. Manager understands, and has advised Fund's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to one other investment company that is not a series of the Fund, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.



6. Limitation of Liability. Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund upon approval by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until August 1, 2003 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.



This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on sixty (60) days' written notice to the Sub-Adviser. This Agreement may be terminated by the Sub-Adviser as of July 31 of any year after 2003 without payment of any penalty upon sixty (60) days' prior written notice to the Manager. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days' written notice to the Sub-Adviser by the Fund.



This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.



The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.



Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Investment Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

8. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party



If to the Manager:               If to the Sub-Adviser:

Nuveen Institutional Advisory    Security Capital Group Inc.
Corp.                            11 South LaSalle Street
333 West Wacker Drive            Chicago, Illinois 60603
Chicago, Illinois 60606          Attention: Anthony R. Manno,
Attention: John P. Amboian       Jr.

With a copy to:                  With a copy to:

The John Nuveen Company          Security Capital Group Inc.
333 West Wacker Drive            11 South LaSalle Street
Chicago, Illinois 60606          Chicago, Illinois 60603
Attention: General Counsel       Attention: David T. Novick



or such address as such party may designate for the receipt of such notice.



9. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.



10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.



11. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.



IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.



NUVEEN INSTITUTIONAL ADVISORY          SECURITY CAPITAL RESEARCH &
CORP., a Delaware corporation          MANAGEMENT INCORPORATED, a
                                       Delaware corporation

By:                                    By:
---------------------------------      ---------------------------------
Title: Vice President                  Title:
                                       ---------------------------------

[NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787


www.nuveen.com                                                            JRS702

[NUVEEN LOGO]
NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1286
(800) 257-8787


                         SPECIAL MEETING OF SHAREHOLDERS

                                  COMMON SHARES

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING
OF SHAREHOLDERS, JULY 24, 2002

         The special meeting of shareholders will be held Wednesday, July 24, 2002, at 10:30 a.m. Central Time, in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the special meeting of shareholders to be held on July 24, 2002, or any adjournment or adjournments thereof.

         You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                                                                [CONTROL NUMBER]
--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

NUVEEN REAL ESTATE INCOME FUND

VOTE ON PROPOSAL

1.        FOR APPROVAL OF NEW SUB-ADVISORY     FOR      AGAINST     ABSTAIN
          AGREEMENT                            [ ]        [ ]         [ ]

         WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE

COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE ((800) 690-6903) OR OVER THE INTERNET (www.proxyvote.com).

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

         The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the proposal set forth on this proxy.

         Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

------------------------------------------   -----------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date   Signature [JOINT OWNERS]       Date

[NUVEEN LOGO]
NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL  60606-1286
(800) 257-8787


                         SPECIAL MEETING OF SHAREHOLDERS

            TAXABLE AUCTIONED PREFERRED SHARES, SERIES M, T, W AND F

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING
OF SHAREHOLDERS, JULY 24, 2002


         The special meeting of shareholders will be held Wednesday, July 24, 2002, at 10:30 a.m. Central Time, in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the special meeting of shareholders to be held on July 24, 2002, or any adjournment or adjournments thereof.


         You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                                                                [CONTROL NUMBER]
--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

NUVEEN REAL ESTATE INCOME FUND

VOTE ON PROPOSAL

1.        FOR APPROVAL OF NEW SUB-ADVISORY     FOR      AGAINST     ABSTAIN
          AGREEMENT                            [ ]        [ ]         [ ]

         WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE

COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE ((800) 690-6903) OR OVER THE INTERNET (www.proxyvote.com).

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

         The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the proposal set forth on this proxy.

         Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

------------------------------------------   -----------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date   Signature [JOINT OWNERS]       Date


                                      -2-